UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2026

SEALED AIR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-12139	65-0654331
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2415 Cascade Pointe Boulevard
Charlotte North Carolina	28208
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (980)  221-3235

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the SecuritiesAct (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of theAct:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	SEE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 under the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

As previously announced, on February 25, 2026, stockholders of Sealed Air Corporation (the “Company”) approved the acquisition of the Company by affiliates of Clayton, Dubilier & Rice (“CD&R”, and such acquisition, the “Transaction”) pursuant to the Agreement and Plan of Merger, dated as of November 16, 2025, by and among Sword Purchaser, LLC (the “Parent”), Sword Merger Sub, Inc. and the Company.

In connection with Parent’s efforts to obtain debt financing to fund a portion of the amount necessary to complete the Transaction and pay related fees in connection with the Transaction, the Company is making the below information available to prospective lenders.

Information ($ in millions):

•

Pro Forma Adjusted EBITDA (calculated substantially similarly to the corresponding measure expected to be included in the Company’s post-Transaction debt agreements) for the years ended December 31, 2025, 2024 and 2023 was $1,329.1, $1,127.4 and $1,171.6, respectively.

The information presented herein was prepared to facilitate discussions among the Company and its prospective lenders on a post-transaction basis and should not be relied upon to make an investment decision with respect to the Company’s outstanding securities. Pro Forma Adjusted EBITDA is a financial measures that is not calculated in accordance with accounting principles generally accepted in the United States (“GAAP”). The Company is presenting this measure to prospective lenders to assist with their evaluation of the Company’s results and liquidity as adjusted for, among other things, the Transaction and adjustments expected to be allowed by Parent’s debt agreements post-Transaction. The Company believes Pro Forma Adjusted EBITDA is useful for prospective lenders as they provide information about the Company’s liquidity and ability to service its debt and comply with the terms of the Company’s debt agreements post-Transaction. The tables below present the calculation of, and reconcile, Pro Forma Adjusted EBITDA to the most directly comparable financial measure calculated and presented in accordance with GAAP.

This non-GAAP financial measure has limitations as an analytic tool and should not be considered in isolation or as a substitute for net services revenue, net income or any other measure of financial performance or liquidity reported in accordance with GAAP. The non-GAAP measures presented to prospective lenders and disclosed herein are calculated differently than similarly named measures reported by other companies. In addition, using a non-GAAP measure may have limited value as it excludes certain items that may have a material impact on reported financial results and cash flows. When analyzing the Company’s performance and liquidity, it is important to evaluate each adjustment in the reconciliation tables and use the adjusted measures in addition to, and not as an alternative to, the GAAP measure.

Reconciliations of Pro Forma Adjusted EBITDA ($ in millions):

	Year ended December 31,
($ in millions)	2025	2024	2023
Net earnings from continuing operations	$441.2	$269.5	$339.3
Interest expense, net	218.9	247.6	263.0
Income tax provisions	35.3	188.9	90.4
Depreciation and amortization, net of adjustments (1)	249.3	243.7	239.6
EBITDA	$944.7	$949.5	$932.3

Adjustments:
Liquibox adjustment (2)	30.4	30.3	38.1
Restructuring charges (3)	39.9	57.8	15.6
Other restructuring associated costs (4)	41.1	30.3	34.5
Foreign currency exchange loss due to highly inflationary economies (5)	15.1	9.9	23.1
Loss on debt redemption and refinancing activities (6)	5.8	6.8	13.2
Impairment of debt investment (7)	—	8.5	—
Other adjustments (8)	57.3	17.5	49.8
Adjusted EBITDA	$1,134.3	$1,110.6	$1,106.6

Adjustments:
Equipment on loan expense (9)	29.2	30.0	32.6
Unrealized foreign currency gains and losses (10)	25.8	(25.8)	25.8
Other diligence adjustments (11)	8.8	12.6	6.6

Diligence Adjusted EBITDA	$1,198.1	$1,127.4	$1,171.6
Adjustments:
Public to private savings (12)	6.0	—	—
Cost saves (13)	125.0	—	—
Pro Forma Adjusted EBITDA	$1,329.1	$1,127.4	$1,171.6

Rounding adjustments applied to individual numbers shown in this Current Report may result in these figures differing immaterially from their absolute values. Certain line items may not reconcile to similarly titled line items in the Company’s historical public disclosures.

(1)

Net of Liquibox, Inc. (“Liquibox”) intangible amortization of $30 million, $30 million and $28 million for the years ended December 31, 2025, 2024, and 2023, respectively, and accelerated share-based compensation expense of $5 million for the year ended December 31, 2025. The accelerated share-based compensation expense for the year ended December 31, 2025, primarily relates to the vesting of certain equity awards for our prior CEO upon his departure.

(2)

Non-cash amortization related to the Liquibox acquisition which the Company discloses as a separate adjustment and non-cash inventory step-up related expense associated with the Liquibox acquisition (acquired in February 2023).

(3)	Represents the add-back of headcount related restructuring charges.

(4)	Represents the add-back of one-time exit costs for closed locations and business line rationalization as well as costs incurred as part of the insourcing to low-cost countries.
(5)	Remeasurement loss related to the designation of Argentina as a highly inflationary economy under GAAP.
(6)	This represents costs/charges incurred on debt refinancing activities.
(7)	Relates to the full impairment of an investment.
(8)

Includes other adjustments for contract terminations, charges related to integration, charges related to acquisition and divestiture activity, CEO severance and separation costs, accelerated share-based compensation expense, and other items.

(9)	Add-back of non-cash expense related to the “depreciation” of equipment provided to customers free of charge.
(10)	Non-cash unrealized foreign exchange gains and losses.
(11)	Includes (gain)/loss on sale or impairment of assets (e.g., property, plant & equipment) and non-service cost portion of pension expense.
(12)	Identified costs savings from transition to a privately-held company.
(13)	Represents actioned and unactioned management cost saves.

The information furnished with this Current Report on Form 8-K constitutes only a portion of the information being provided to prospective lenders and should be considered together with and in the context of the Company’s filings with the Securities and Exchange Commission (“SEC”). Such information speaks as of the date of this Current Report on Form 8-K. While the Company may elect to update the attached information in the future to reflect events and circumstances occurring or existing after the date of this Current Report, the Company specifically disclaims any obligation to do so, except as may be required by law.

The information in this Item 7.01 is furnished and shall not be deemed filed for purposes of Section 18 of the Securities ExchangeAct of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except in the event that the Company expressly states that such information is to be considered filed under the Exchange Act or incorporates it by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the Company’s current expectations, estimates and projections about future events, which are subject to change. Any statements as to the expected cost saves, timing, completion and effects of the Transaction involving Sealed Air, Sword Purchaser, LLC and Sword Merger Sub, Inc. or that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements may be identified by the use of words such as “expect,” “anticipate,” “intend,” “aim,” “plan,” “believe,” “could,” “seek,” “see,” “should,” “will,” “may,” “would,” “might,” “considered,” “potential,” “predict,” “projection,” “estimate,” “forecast,” “continue,” “likely,” “target” or similar expressions.

By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results to differ materially from those expressed in any forward-looking statements.

These risks, uncertainties, assumptions and other important factors that might materially affect such forward-looking statements include, but are not limited to: (i) the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Transaction that could reduce anticipated benefits or cause the parties to abandon the Transaction; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement entered into pursuant to the Transaction; (iii) the risk that the parties to the merger agreement may not be able to satisfy the conditions to the Transaction in a timely manner or at all; (iv) the risk of any litigation relating to the Transaction; (v) the risk that the Transaction and its announcement could have an adverse effect on the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, stockholders and other business relationships and on the Company’s operating results and business generally; (vi) the risk that the Transaction and its announcement could have adverse effects on the market price of the Company’s common stock; (vii) the possibility that the parties to the Transaction may not achieve some or all of any anticipated benefits with respect to the Company’s business and the Transaction may not be completed in accordance with the parties’ expected plans or at all; (viii) the risk that restrictions on the Company’s conduct during the pendency of the Transaction may impact the Company’s ability to pursue certain business opportunities; (ix) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (x) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances requiring the Company to pay a termination fee; (xi) the risk that the Company’s stock price may decline significantly if the Transaction is not consummated; (xii) the Company’s ability to raise capital and the terms of those financings; (xiii) the risk posed by legislative, regulatory and economic developments affecting the Company’s business; (xiv) general economic and market developments and conditions, including with respect to federal monetary policy, federal trade policy, sanctions, export restrictions, interest rates, interchange rates, labor shortages, supply chain issues, changes in raw material pricing and availability, energy costs and environmental matters; (xv) changes in consumer preferences and demand patterns that could adversely affect the Company’s sales, profitability and productivity; (xvi) the effects of animal and food-related health issues on the Company’s business; and (xvii) the other risk factors and cautionary statements described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and other documents filed by the Company with the SEC.

The above list of factors is not exhaustive or necessarily in order of importance. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to, and specifically disclaims any obligation to, update any forward-looking statements, whether in response to new information, future events, or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEALED AIR CORPORATION

Date: March 5, 2026	By:	/s/ Stefanie M. Holland
	Name:	Stefanie M. Holland
	Title:	Vice President, General Counsel and Secretary (Duly Authorized Officer)